LETTER TO THE SHAREHOLDERS OF CALIFORNIA BOND FUND

May 30, 1997

Dear Shareholder:

The California Bond Fund provided competitive returns in the inaugural period from December 23, 1996 (commencement of operations) to April 30, 1997, performing approximately in line with similar funds, as measured by the Lipper California Intermediate Municipal Debt Fund Average. For the initial reporting period, JPM Institutional Shares returned 0.25%* and JPM Pierpont Shares 0.23%* compared with 0.32% for the Lipper Average. The Fund's benchmark, the Lehman Brothers 1-16 Year Municipal Bond Index, returned 0.71% over the same period. We feel it is important to note, however, that this benchmark is an unmanaged index whose performance does not include fees or operating expenses, and which is not available to individual and/or institutional investors.

Net asset values of JPM Institutional and JPM Pierpont Shares on April 30, 1997 were $9.90 and $10.04, respectively. Net assets attributable to JPM Institutional Shares stood at $14.8 million on that date, while those of JPM Pierpont Shares were $0.3 million. During the period, the Fund made distributions of $0.16 and $0.01 to JPM Institutional and JPM Pierpont shareholders, respectively. Approximately 82% of these distributions represent tax-exempt interest dividends. The net assets of the Fund, totaled approximately $15.1 million.

This report includes a Q&A beginning on page 3, in which Elizabeth Augustin, the portfolio manager with primary responsibility for management of the Fund, answers some questions about activity in the period since the Fund's inception and offers an outlook for California municipal bonds over the coming months. As always, we welcome your comments or questions. Please call J.P. Morgan Funds Services toll free at the telephone numbers indicated on the cover of this report.

Sincerely yours,

/s/ Evelyn E. Guernsey

Evelyn E. Guernsey
J.P. Morgan Funds Services



*12/23/96 -- COMMENCEMENT OF OPERATIONS OF CALIFORNIA BOND FUND (RETURNS BASED ON MONTH END FOLLOWING INCEPTION; RETURN SINCE INCEPTION: JPM INSTITUTIONAL SHARES RETURNED 0.56% AND JPM PIERPONT SHARES RETURNED 0.51%).

--------------------------------------------------------------------------------
     TABLE OF CONTENTS

     LETTER TO THE SHAREHOLDERS. . . . . . . . . . . . . . . . . . . . . .1

     FUND PERFORMANCE. . . . . . . . . . . . . . . . . . . . . . . . . . .2

     PORTFOLIO MANAGER Q & A . . . . . . . . . . . . . . . . . . . . . . .3

     GLOSSARY OF TERMS . . . . . . . . . . . . . . . . . . . . . . . . . .5

     FUND FACTS AND HIGHLIGHTS . . . . . . . . . . . . . . . . . . . . . .6

     FINANCIAL STATEMENTS. . . . . . . . . . . . . . . . . . . . . . . . .8
--------------------------------------------------------------------------------

FUND PERFORMANCE


EXAMINING PERFORMANCE

There are several ways to evaluate a mutual fund's performance. One approach is to review a fund's average annual total return. This figure takes the fund's actual (or cumulative) return and shows what would have happened if the fund had achieved that return by performing at a constant rate each year. Average annual total returns represent the average yearly change of a fund's value over various time periods, typically 1, 5, or 10 years (or since inception). Total returns for periods of less than one year are not annualized and provide a picture of how a fund has performed over the short term.

PERFORMANCE                             TOTAL RETURNS
                                        ----------------------------------------
                                        ONE           THREE          SINCE
AS OF APRIL 30, 1997                    MONTH         MONTHS         INCEPTION*
--------------------------------------------------------------------------------
JPM Institutional Shares                0.59%          0.45%         0.25%
JPM Pierpont Shares**                   0.57%          0.43%         0.23%
Lehman Brothers 1-16
  Year Municipal Bond Index             0.64%          0.32%         0.71%
Lipper California Intermediate
  Municipal Debt Fund Average           0.47%          0.12%         0.32%


AS OF MARCH 31, 1997
--------------------------------------------------------------------------------
JPM Institutional Shares               -0.98%         -0.34%        -0.34%
JPM Pierpont Shares**                  -0.98%         -0.34%        -0.34%
Lehman Brothers 1-16
  Year Municipal Bond Index            -1.13%          0.07%         0.07%
Lipper California Intermediate
  Municipal Debt Fund Average          -0.95%         -0.12%        -0.16%



*12/23/96 -- COMMENCEMENT OF OPERATIONS OF CALIFORNIA BOND FUND (RETURNS BASED ON MONTH END FOLLOWING INCEPTION; RETURN SINCE INCEPTION: JPM INSTITUTIONAL SHARES RETURNED 0.56% AND JPM PIERPONT SHARES RETURNED 0.51%).

**CONSISTENT WITH APPLICABLE REGULATORY GUIDANCE, PERFORMANCE FOR THE FUND'S JPM PIERPONT SHARES PRIOR TO APRIL 21, 1997, REFLECTS THE PERFORMANCE OF THE FUND'S JPM INSTITUTIONAL SHARES. THE PERFORMANCE FOR SUCH PERIOD REFLECTS THE DEDUCTION OF LOWER CHARGES AND EXPENSES ASSOCIATED WITH HOLDING JPM INSTITUTIONAL SHARES.

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. FUND RETURNS ARE NET OF FEES AND ASSUME THE REINVESTMENT OF DISTRIBUTIONS AND REFLECT REIMBURSEMENT OF CERTAIN FUND EXPENSES AS DESCRIBED IN THE PROSPECTUS. THE LEHMAN BROTHERS 1-16 YEAR MUNICIPAL BOND INDEX REPRESENTS AN UNMANAGED PORTFOLIO IN WHICH INVESTORS MAY NOT DIRECTLY INVEST. LIPPER ANALYTICAL SERVICES, INC. IS A LEADING RESOURCE FOR MUTUAL FUND DATA. NO REPRESENTATION IS MADE THAT INFORMATION GATHERED FROM THESE SOURCES IS ACCURATE OR COMPLETE.

PORTFOLIO MANAGER Q&A


[PHOTO]

This interview was conducted with ELIZABETH AUGUSTIN, Portfolio Manager for the California Bond Fund. Elizabeth joined Morgan in 1983 and has extensive experience across a broad range of markets, including mortgages, convertibles, money markets, and tax exempt securities. This interview was conducted on May 12, 1997 and represents her views on that date.

ELIZABETH, THIS IS OUR INAUGURAL REPORT FOR THIS FUND, WHICH WAS LAUNCHED ON DECEMBER 23, 1996. COULD YOU DISCUSS SOME OF THE FACTORS THAT WERE CONSIDERED IN ITS DESIGN?

EA: Primarily, the Fund was designed to provide a high quality, tax free investment vehicle for California investors. We positioned the average maturity in the intermediate part of the curve because we have found that this area represents the best value on a risk/reward basis. Although we will be purchasing securities across the yield curve, we will be focusing on the intermediate part, which we have found offers three-quarters of the yield of long-term bonds with only half of the volatility. Additionally, the Fund's investment policies do allow for a minimal percentage in below-investment-grade credits, thereby allowing access to opportunities in that part of the market without sacrificing a high quality profile for the Fund overall.

IN SOME RESPECTS THE FUND WAS LAUNCHED AT WHAT COULD BE DESCRIBED AS A CHALLENGING TIME--INTEREST RATES WERE RISING IN ANTICIPATION OF AN INCREASE IN THE FEDERAL FUNDS RATE (WHICH, OF COURSE, DID OCCUR) AND MUNICIPAL SUPPLY HAS ALSO REMAINED TIGHT. HOW DID THESE FACTORS AFFECT THE INITIAL INVESTMENT OF THE FUND?

EA: An existing portfolio is generally hurt by rising rates, but as a Fund being invested for the first time, the higher rates were advantageous. In terms of supply, California municipal supply has been extremely tight from the beginning of the year. Nonetheless, our trading desk is resourceful, and the Fund has acquired a well-diversified set of California holdings with an average credit quality of AA+.

COULD YOU DISCUSS SOME OF THE FACTORS THAT ARE CURRENTLY AFFECTING THE CALIFORNIA ECONOMY AND THE IMPACT THAT THESE HAVE HAD ON CALIFORNIA MUNICIPAL ISSUES?

EA: The California economy was slower than other states to recover from the recession of the early 1990s, but at this point appears to have fully recovered, with a corresponding improvement in the balance of the State General Fund. This improvement has also filtered down to the local level. For instance, state aid to local school districts has increased. Importantly, there has also been a structural improvement to the California economy in that it has become much better diversified, away from defense and toward a variety of service industries. Many California bond issues have benefited from these improvements.

MANY NEW STATE ADMINISTRATIONS -- NEW YORK AND NEW JERSEY COME TO MIND -- HAVE BEEN ELECTED ON, AND SUBSEQUENTLY IMPLEMENTED, PLATFORMS OF FISCAL RESPONSIBILITY. ARE YOU SEEING A SIMILAR IMPETUS IN CALIFORNIA?

EA: It's a very different landscape in California politically. For example, voters recently passed Proposition 218, which mandates that voters must approve measures to raise revenues. There is some uncertainty as to the extent of this Proposition's applicability and therefore which bonds require voter approval. The extent to which the proposition will restrict the revenue-raising abilities of local entities, especially cities, is also not yet clear and is something that we will have to assess on a case-by-case basis. However, it is important to note that Proposition 218 is not of nearly the magnitude of Proposition 13, which restricted the amount of revenues that could be raised for schools. It should be noted that the Fund is purchasing bonds, such as certain types of revenue bonds, which we believe are insulated from the reach of Proposition 218.

THE BENCHMARK FOR THIS FUND IS THE LEHMAN 1-16 YEAR MUNICIPAL BOND INDEX, A NATIONAL INDEX. COULD YOU DISCUSS SOME OF THE REASONS FOR THE SELECTION OF THAT PARTICULAR BENCHMARK?

EA: When you select a benchmark for a fund, you have to consider a number of different factors in the composition of that benchmark. For a bond fund, these would include quality, maturity, possibly sector weightings, and in the case of a municipal benchmark, weightings of municipalities within the benchmark. The Lehman 1-16 Year Municipal Bond Index has the general quality and maturity profile we seek, offers good diversification of risk, and, as a national index, is also a good overall reflection of today's municipal market.

ALTHOUGH PERFORMANCE FROM INCEPTION OF THE FUND HAS LAGGED THAT OF THE BENCHMARK AND COMPETITORS, THIS IS UNDERSTANDABLE, GIVEN THAT INVESTING A NEW FUND CANNOT BE DONE QUICKLY WITHOUT ALSO BEING EXPENSIVE. IT HAS STRENGTHENED CONSIDERABLY IN THE PAST FEW MONTHS AND HAS RECENTLY SURPASSED THE FUND'S COMPETITIVE UNIVERSE BY A COMFORTABLE MARGIN. TO WHAT DO YOU ATTRIBUTE THE FUND'S RECENT STRONG SHOWING VIS-A-VIS ITS COMPETITORS?

EA: Performance comparisons in the first couple of months of a fund's opening are difficult. I believe that our strategy of purchasing premium bonds, which tend to retain value better in a rising rate environment, has contributed to the good showing. The Fund's distribution of holdings across the yield curve has also been beneficial as the municipal yield curve has flattened.

LOOKING FORWARD, WHAT OPPORTUNITIES DO YOU SEE IN THIS MARKET, AND HOW DO YOU EXPECT TO POSITION THE FUND TO TAKE ADVANTAGE OF THEM?

EA: We expect that the municipal market will benefit from corrections in the stock market, as we believe that many retail investors who wish to reduce stock holdings will move into municipals. I expect California supply to remain relatively tight which will require us to be aggressive while remaining selective in our purchasing of bonds. Issuance of Puerto Rico general obligation bonds and revenue bonds, which are tax exempt in California, are likely to continue to be a source of attractive after-tax yields while California supply is low. In addition, we'll look to add A and BBB securities as attractive opportunities present themselves.

GLOSSARY OF TERMS


BASIS POINT: A measure used in quoting bond yields. One basis point equals 0.01% of yield. For example if a bond's yield changed from 10.25% to 11.00%, it would have moved 75 basis points.

CREDIT RATING: The rating assigned to a bond by independent rating agencies such as Standard & Poor's and Moody's. In evaluating creditworthiness, these agencies assess the issuer's present financial condition and future ability and willingness to make principal and interest payments when due.

DURATION: Duration is used as a measure of the relative sensitivity of the price of a security to a change in interest rates. The longer the duration, the more sensitive the bond is to interest rate moves. For example, a bond with a 5-year duration will experience an approximate 5% increase in price if interest rates drop 100 basis points (1%) while a bond with a 10-year duration would see its price rise by approximately 10%.

MATURITY: The date on which the life of a financial instrument ends through cash or physical settlement, or expiration with no value, or the date a security comes due and fully payable. Average maturity refers to the average time to maturity of the entire portfolio.

YIELD CURVE: A graph showing the term structure of interest rates at a point in time, ranging from the shortest to the longest available. The resulting curve shows if short-term interest rates are higher or lower than long-term rates.

YIELD SPREAD: The difference in yield between different types of securities. For example, if a Treasury bond is yielding 6.5% and a municipal is yielding 5.5%, the spread is 1% or 100 basis points.

ZERO COUPON BOND: A debt instrument sold at a discount to its face value. The bond makes no payments until maturity, at which time it is redeemed at face value. Effectively, the interest received is the difference between face value and the price paid for the security.

FUND FACTS


INVESTMENT OBJECTIVE

The California Bond Fund seeks to provide a high after-tax total return for California residents consistent with moderate risk of capital. It is designed for investors subject to federal and California income taxes who seek a high after-tax total return and who are willing to receive some taxable income and capital gains to achieve that return.

--------------------------------------------------------------------------------
COMMENCEMENT OF OPERATIONS
   JPM INSTITUTIONAL SHARES: 12/23/96
   JPM PIERPONT SHARES: 4/21/97

--------------------------------------------------------------------------------
NET ASSETS AS OF 4/30/97
   JPM INSTITUTIONAL SHARES: $14,792,628
   JPM PIERPONT SHARES: $301,603

--------------------------------------------------------------------------------
DIVIDEND PAYABLE DATES
   MONTHLY

--------------------------------------------------------------------------------
CAPITAL GAIN PAYABLE DATES (IF APPLICABLE)
   12/19/97


EXPENSE RATIOS
   JPM INSTITUTIONAL SHARES: 0.45%
   JPM PIERPONT SHARES: 0.62%

The current annual expense ratios cover shareholders' expenses for custody, tax reporting, investment advisory and shareholder services, after reimbursement. The Fund is no-load and does not charge any sales, redemption, or exchange fees. There are no additional charges for buying, selling, or safekeeping Fund shares, or for wiring redemption proceeds from the Fund.


FUND HIGHLIGHTS
ALL DATA AS OF APRIL 30, 1997


SECTOR ALLOCATION
(PERCENTAGE OF TOTAL INVESTMENTS)

[PIE CHART]

INSURED 49.0%
REVENUE BONDS 28.3%
GENERAL OBLIGATIONS 12.2%
SHORT-TERM INVESTMENTS 9.5%
U.S. TREASURY OBLIGATIONS 1.0%


30-DAY SEC YIELD
     JPM Institutional Shares: 4.82%
     JPM Pierpont Shares: N/A


DURATION
     6.17 years


QUALITY PROFILE
     AAA*      60.0%
     AA        21.0%
     A         11.0%
     Other      8.0%


*    INCLUDES U.S. TREASURY OBLIGATIONS AND CASH

FUNDS DISTRIBUTOR, INC. IS THE DISTRIBUTOR OF SHARES OF CALIFORNIA BOND FUND (THE "FUND").

MORGAN GUARANTY TRUST COMPANY OF NEW YORK ("MORGAN") SERVES AS INVESTMENT ADVISOR AND MAKES THE FUND SHARES AVAILABLE SOLELY IN ITS CAPACITY AS SHAREHOLDER SERVICING AGENT FOR CUSTOMERS. INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, MORGAN OR ANY OTHER BANK. THE FUND IS NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND CAN FLUCTUATE, SO AN INVESTOR'S SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

Performance data quoted herein represent past performance. Please remember that past performance is not a guarantee of future results. Fund returns are net of fees, assume the reinvestment of distributions, and reflect reimbursement of certain Fund expenses. Had expenses not been subsidized, returns would have been lower.

MORE COMPLETE INFORMATION ABOUT THE FUND, INCLUDING MANAGEMENT FEES AND OTHER EXPENSES, IS PROVIDED IN THE PROSPECTUS, WHICH SHOULD BE READ CAREFULLY BEFORE INVESTING. YOU MAY OBTAIN ADDITIONAL COPIES OF THE PROSPECTUSES
FOR JPM INSTITUTIONAL SHARES AND JPM PIERPONT SHARES BY CALLING J.P. MORGAN FUNDS SERVICES AT (800) 766-7722 OR
(800) 521-5411, RESPECTIVELY.

CALIFORNIA BOND FUND
SCHEDULE OF INVESTMENTS
APRIL 30, 1997
--------------------------------------------------------------------------------

  PRINCIPAL                                                                    MOODY'S/
    AMOUNT                                                        SECURITY       S&P          MATURITY
(IN THOUSANDS)                 SECURITY DESCRIPTION                 TYPE     (UNAUDITED)        DATE        RATE        VALUE
--------------    ----------------------------------------------  --------   ------------   ------------   -------   ------------
LONG-TERM INVESTMENTS (94.3%)
CALIFORNIA (87.9%)
$         500     Alameda Public Financing Authority,                  RB       NR/NR          09/02/06      5.900%  $    506,395
                    (Refunding, Marina Revenue, Special
                    Assessment) WI..............................
        1,000     Anaheim Public Financing Authority, (Public          RB      Aaa/AAA         09/01/10      6.000      1,064,270
                    Improvements, Series C), FSA Insured........
        1,000     California....................................       GO       A1/A+          04/01/03      6.800      1,096,450
          525     California Educational Facilities Authority,         RB      Baa2/NR         04/01/07      6.750        561,372
                    (University and College Improvements,
                    University and College Revenues, Series
                    B)..........................................
        1,150     Center University School District, Zero              GO      Aaa/AAA         09/01/11      0.000        518,087
                    Coupon, (Refunding, School Improvements,
                    Property Tax Revenue, Series C), MBIA
                    Insured.....................................
          500     Contra Costa Transportation Authority,               RB      Aaa/AAA         03/01/05      6.000        533,050
                    (Highway Improvements, Sales Tax Revenue,
                    Series A), FGIC Insured.....................
          600     La Quinta Redevelopment Agency, (Refunding,          RB      Aaa/AAA         09/01/11      7.300        706,416
                    Public Improvements, Special Tax) MBIA
                    Insured.....................................
          600     Long Beach, (Airport and Marina Improvements,        RB      Aaa/AAA         05/15/05      6.500        650,712
                    Airport and Marina Revenue) MBIA Insured....
          600     Los Angeles County Public Works, (Refunding,         RB      Aaa/AAA         09/01/06      6.000        639,666
                    Series A), MBIA Insured.....................
        1,000     Los Angeles Department of Airports,                  RB       Aa/AA          05/01/97(a)   7.300      1,020,090
                    (Prerefunded, Airport and Marina Revenue,
                    Series B, due 05/01/03).....................

The Accompanying Notes are an Integral Part of the Financial Statements.

CALIFORNIA BOND FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 1997
--------------------------------------------------------------------------------

  PRINCIPAL                                                                    MOODY'S/
    AMOUNT                                                        SECURITY       S&P          MATURITY
(IN THOUSANDS)                 SECURITY DESCRIPTION                 TYPE     (UNAUDITED)        DATE        RATE        VALUE
--------------    ----------------------------------------------  --------   ------------   ------------   -------   ------------
CALIFORNIA (CONTINUED)
$         500     Los Angeles Department of Water and Power,           RB       Aa3/A+         04/01/02(a)   6.750%  $    548,090
                    (Crossover Refunded, Electric Power and
                    Light Improvements, Electric Power and Light
                    Revenues, due 04/01/32).....................
          500     Los Angeles Wastewater System, (Refunding,           RB      Aaa/AAA         02/01/03      6.000        527,750
                    Sewer Revenue, Series A), FGIC Insured......
        1,700     Metropolitan Water District, (Water Utility          RB       Aa/AA          07/01/06      6.000      1,821,091
                    Improvements, Water Revenue, Series C)
                    (c).........................................
          200     Modesto Irrigation District, (Refunding,             RB      Aaa/AAA         10/01/04      5.150        203,320
                    Electric Power and Light Improvements,
                    Electric Power and Light Revenues, Series
                    A), MBIA Insured............................
          200     Port of Oakland, (Airport and Marina                 RB      Aaa/AAA         11/01/07      6.000        210,342
                    Improvements, Airport and Marina Revenue,
                    Series G), MBIA Insured.....................
          200     Riverside County Transportation Authority,           RB      Aaa/AAA         06/01/07      5.750        210,302
                    (Transit Improvements, Sales Tax Revenue,
                    Series A), AMBAC Insured....................
          340     San Diego Public Facilities Financing                RB      Aaa/AAA         05/15/99      3.900        336,872
                    Authority, (Sewer Improvements, Sewer
                    Revenue, Series A), FGIC Insured............
        1,000     San Diego Regional Transportation Authority,         RB      Aaa/AAA         04/01/07      5.500      1,031,580
                    (Highway and Transit Improvements, Sales Tax
                    Revenue, Series A), FGIC Insured............

The Accompanying Notes are an Integral Part of the Financial Statements.

CALIFORNIA BOND FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 1997
--------------------------------------------------------------------------------

  PRINCIPAL                                                                    MOODY'S/
    AMOUNT                                                        SECURITY       S&P          MATURITY
(IN THOUSANDS)                 SECURITY DESCRIPTION                 TYPE     (UNAUDITED)        DATE        RATE        VALUE
--------------    ----------------------------------------------  --------   ------------   ------------   -------   ------------
CALIFORNIA (CONTINUED)
$         650     San Jose Redevelopment Agency, (Refunding,           RB      Aaa/AAA         08/01/07      5.375%  $    664,599
                    Public Improvements, Tax Revenue), MBIA
                    Insured.....................................
          400     Southern California Public Works Authority,          RB      Aaa/AAA         07/01/04      5.500        414,824
                    (Refunding, Electric Power Revenues, Series
                    A), AMBAC Insured...........................
                                                                                                                     ------------
                                                                                                                       13,265,278
                      TOTAL CALIFORNIA..........................
                                                                                                                     ------------

NEW YORK (1.4%)
          200     New York, (Refunding, Series E)...............       GO     Baa1/BBB+        02/15/06      6.500        211,064
                                                                                                                     ------------

PUERTO RICO (4.0%)
         600      Puerto Rico Commonwealth, (Refunding).........       GO       Baa1/A       07/01/99        5.500        610,242
                                                                                                                     ------------

U.S. TREASURY OBLIGATIONS (1.0%)
         150      United States Treasury Notes..................                             10/15/06        6.500        147,411
                                                                                                                     ------------
                                                                                                                       14,233,995
                      TOTAL LONG TERM INVESTMENTS (COST $14,308,460)..............................................
                                                                                                                     ------------
SHORT-TERM INVESTMENTS (9.9%)
CALIFORNIA (9.9%)
         500      California Pollution Control Financing             VRDN     VMIG1/A-1+     05/01/97   (b)   3.850       500,000
                    Authority, (Refunding, PCR, Series B,
                    Southern California Edison Project, due
                    02/28/08)...................................
        100       California Pollution Control Financing             VRDN      P-1/A-1+      05/01/97   (b)   3.850       100,000
                    Authority, (Refunding, PCR, Series C,
                    Southern California Edison Project, due
                    02/28/08)...................................

The Accompanying Notes are an Integral Part of the Financial Statements.

CALIFORNIA BOND FUND
SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 1997
--------------------------------------------------------------------------------

  PRINCIPAL                                                                    MOODY'S/
    AMOUNT                                                        SECURITY       S&P          MATURITY
(IN THOUSANDS)                 SECURITY DESCRIPTION                 TYPE     (UNAUDITED)        DATE        RATE        VALUE
--------------    ----------------------------------------------  --------   ------------   ------------   -------   ------------
CALIFORNIA (CONTINUED)
$         300     Chula Vista Industrial Development,                VRDN     VMIG1/A-1        05/01/97(b)   3.800%  $    300,000
                    (Refunding, IDR, Series A, San Diego Gas &
                    Electric Project, due 07/01/21).............
          600     Pico Rivera Redevelopment Agency, due              VRDN      NR/A-1+         05/06/97(b)   4.500        600,000
                    12/01/10, LOC-Wachovia Bank.................
                                                                                                                     ------------
                                                                                                                        1,500,000
                                                                                                                     ------------
                                                                                                                        1,500,000
                      TOTAL SHORT-TERM INVESTMENTS (COST $1,500,000)..............................................
                                                                                                                     ------------
                                                                                                                       15,733,995
                  TOTAL INVESTMENTS (COST $15,808,460) (104.2%)...................................................
                                                                                                                         (639,764)
                  LIABILITIES IN EXCESS OF OTHER ASSETS (-4.2%)...................................................
                                                                                                                     ------------
                                                                                                                     $ 15,094,231
                  NET ASSETS (100.0%).............................................................................
                                                                                                                     ------------
                                                                                                                     ------------

------------------------------
Note: Based on the cost of investments of $15,808,460 for federal income tax purposes at April 30, 1997, the aggregate gross unrealized appreciation and depreciation was $26,359 and $100,824, respectively, resulting in net unrealized depreciation of investments of $74,465.

(a) The date listed under the heading maturity date represents an optional tender date. The actual maturity date is indicated in the security description.

(b) Variable Rate Demand Notes tender dates and/or interest rates are reset at specified intervals which coincide with their tender feature.

(c) $700,000 par is segregated as collateral for when-issued security.

Abbreviations used in schedule of investments:

AMBAC - AMBAC Indemnity Corporation, FGIC - Financial Guaranty Insurance Company, FSA - Financial Security Assurance, GO - General Obligation, IDR - Industrial Development Revenue, LOC - Letter of Credit, MBIA - Municipal Bond Investors Assurance, NR - Not Rated, PCR - Pollution Control Revenue, RB - Revenue Bond, VRDN - Variable Rate Demand Note, WI - When-issued.

Definition of terms used:

Crossover Refunded-Bonds for which the issuer of the bond invests the proceeds from a subsequent bond issue in cash and/or securities which have been deposited.

Prerefunded-Bonds for which the issuer of the bond invests the proceeds from a subsequent bond issuance in treasury securities, whose maturity coincides with the first call of the first bond.

Refunding-Bonds for which the issuer has issued new bonds and canceled the old issue.

When-issued-A conditional transaction in a security authorized for issuance but not yet actually issued.

The Accompanying Notes are an Integral Part of the Financial Statements.

CALIFORNIA BOND FUND
STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 1997
--------------------------------------------------------------------------------

ASSETS
Investments at Value (Cost $15,808,460 )           $15,733,995
Cash                                                    19,094
Receivable for Shares of Beneficial Interest Sold      195,000
Interest Receivable                                    190,775
Deferred Organization Expenses                          44,233
Receivable for Expense Reimbursements                    6,924
                                                   -----------
    Total Assets                                    16,190,021
                                                   -----------
LIABILITIES
Dividends Payable to Shareholders                       30,643
Payable for Investments Purchased                      927,557
Organization Expenses Payable                           43,060
Custody Fee Payable                                      7,622
Advisory Fee Payable                                     3,493
Administrative Services Fee Payable                        625
Shareholder Servicing Fee Payable                          436
Accrued Trustees' Fees and Expenses                         71
Administration Fee Payable                                  47
Fund Services Fee Payable                                    4
Other Accrued Expenses                                  82,232
                                                   -----------
    Total Liabilities                                1,095,790
                                                   -----------
NET ASSETS                                         $15,094,231
                                                   -----------
                                                   -----------
ANALYSIS OF NET ASSETS
Paid-in capital                                    $15,225,694
Accumulated Net Realized Loss on Investments           (56,998)
Net Unrealized Depreciation of Investments             (74,465)
                                                   -----------
    Net Assets                                     $15,094,231
                                                   -----------
                                                   -----------
JPM INSTITUTIONAL SHARES
Applicable to 1,494,546 shares outstanding
  (par value $0.001, unlimited shares authorized)  $14,792,628
                                                   -----------
                                                   -----------
Net Asset Value, Offering and Redemption Price
  per Share                                              $9.90
                                                          ----
                                                          ----
JPM PIERPONT SHARES
Applicable to 30,033 shares outstanding
  (par value $0.001, unlimited shares authorized)  $   301,603
                                                   -----------
                                                   -----------
Net Asset Value, Offering and Redemption Price
  per Share                                             $10.04
                                                         -----
                                                         -----

The Accompanying Notes are an Integral Part of the Financial Statements.

CALIFORNIA BOND FUND
STATEMENT OF OPERATIONS
FOR THE PERIOD FROM DECEMBER 23, 1996 (COMMENCEMENT OF OPERATIONS) TO APRIL 30, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME
Interest Income                                               $167,208

EXPENSES
Professional Fees and Expenses                     $ 37,554
Printing Expenses                                    20,000
Registration Fees                                    17,667
Transfer Agent Fee                                   12,277
Custodian Fees and Expenses                          11,073
Advisory Fee                                         10,233
Amortization of Organization Expenses                 3,334
Shareholder Servicing Fee--JPM Institutional
  Shares                                              1,543
Administrative Services Fee                           1,332
Trustees' Fees and Expenses                             110
Fund Services Fee                                        90
Administration Fee                                       68
Shareholder Servicing Fee--JPM Pierpont Shares           16
Miscellaneous                                         3,000
                                                   --------
    Total Expenses                                  118,297
Less: Reimbursement of Expenses                    (102,848)
                                                   --------

NET EXPENSES                                                    15,449
                                                              --------
NET INVESTMENT INCOME                                          151,759

NET REALIZED LOSS ON INVESTMENTS                               (56,998)

NET CHANGE IN UNREALIZED DEPRECIATION OF
  INVESTMENTS                                                  (74,465)
                                                              --------

NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                  $ 20,296
                                                              --------
                                                              --------

The Accompanying Notes are an Integral Part of the Financial Statements.

CALIFORNIA BOND FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                    FOR THE PERIOD
                                                     DECEMBER 23,
                                                         1996
                                                   (COMMENCEMENT OF
                                                    OPERATIONS) TO
                                                    APRIL 30, 1997
                                                   ----------------

INCREASE IN NET ASSETS

FROM OPERATIONS
Net Investment Income                              $       151,759
Net Realized Loss on Investments                           (56,998)
Net Change in Unrealized Depreciation of
  Investments                                              (74,465)
                                                   ----------------
    Net Increase in Net Assets Resulting from
      Operations                                            20,296
                                                   ----------------

DISTRIBUTIONS TO SHAREHOLDERS FROM NET INVESTMENT
  INCOME
JPM Institutional Shares                                  (151,425)
JPM Pierpont Shares                                           (334)
                                                   ----------------
    Total Distributions from Net Investment
      Income                                              (151,759)
                                                   ----------------

TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Proceeds from Shares of Beneficial Interest Sold        15,594,184
Reinvestment of Dividends                                   54,112
Cost of Shares of Beneficial Interest Redeemed            (447,602)
                                                   ----------------
    Net Increase from Shareholder Transactions          15,200,694
                                                   ----------------
    Total Increase in Net Assets                        15,069,231

NET ASSETS
Beginning of Period                                         25,000
                                                   ----------------
End of Period                                      $    15,094,231
                                                   ----------------
                                                   ----------------

The Accompanying Notes are an Integral Part of the Financial Statements.

CALIFORNIA BOND FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected data for a share outstanding throughout each period are as follows:

                                                   JPM INSTITUTIONAL SHARES   JPM PIERPONT SHARES
                                                        FOR THE PERIOD          FOR THE PERIOD
                                                      DECEMBER 23, 1996         APRIL 21, 1997
                                                       (COMMENCEMENT OF        (COMMENCEMENT OF
                                                        OPERATIONS) TO          OPERATIONS) TO
                                                        APRIL 30, 1997          APRIL 30, 1997
                                                   ------------------------   -------------------
NET ASSET VALUE, BEGINNING OF PERIOD               $                 10.00    $            10.00
                                                   ------------------------   -------------------

INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                                 0.16                  0.01
Net Realized and Unrealized Gain (Loss) on
  Investments                                                        (0.10)                 0.04
                                                   ------------------------   -------------------
Total from Investment Operations                                      0.06                  0.05
                                                   ------------------------   -------------------

LESS DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                                (0.16)                (0.01)
                                                   ------------------------   -------------------

NET ASSET VALUE, END OF PERIOD                     $                  9.90    $            10.04
                                                   ------------------------   -------------------
                                                   ------------------------   -------------------
Total Return                                                          0.56%(a)               0.51%(a)
                                                   ------------------------   -------------------
                                                   ------------------------   -------------------

RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Period (in thousands)           $                14,793    $              302
Ratios to Average Net Assets
  Expenses                                                            0.45%(b)               0.62%(b)
  Net Investment Income                                               4.43%(b)               4.52%(b)
  Decrease Reflected in Expense Ratio due to
    Expense Reimbursement                                             3.01%(b)               0.55%(b)
Portfolio Turnover Rate                                                 40%                   40%

------------------------
(a) Not annualized.

(b) Annualized.

The Accompanying Notes are an Integral Part of the Financial Statements.

CALIFORNIA BOND FUND
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 1997
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

California Bond Fund (the "Fund") is a series of JPM Series Trust, a Massachusetts business trust (the "Trust"). The Trust, which was organized on August 15, 1996, is registered under the Investment Company Act of 1940, as amended, as a no-load, open-end management investment company. The Trustees of the Trust have divided the beneficial interests in the Fund into two classes of shares, JPM Institutional Shares and JPM Pierpont Shares. The investment objective of the Fund is to provide a high after tax total return for California residents consistent with moderate risk of capital. The Fund invests a significant amount of its assets in debt obligations issued by political subdivisions and authorities in the State of California. The issuer's ability to meet their obligations may be affected by economic and political developments within the State of California. The Declaration of Trust permits the Trustees to issue an unlimited number of shares in the Fund.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the Fund:

    a)Securities are valued by an outside independent pricing service approved by the Trustees. The value of each security for which readily available market quotations exist is based on a decision as to the broadest and most representative market for such security. The value of such security will be based either on the last sale price on a national securities exchange, or, in the absence of recorded sales, at the readily available closing bid price on such exchanges, or at the quoted bid price in the over-the-counter market. Because of the large number of municipal bond issues outstanding and the varying maturity dates, coupons and risk factors applicable to each issuer's bonds, no readily available market quotations exist for most municipal securities. Securities or other assets for which market quotations are not readily available are valued in accordance with procedures established by the Trustees. Such procedures include the use of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions. All short term securities with a remaining maturity of less than 60 days are valued using the amortized cost method.

    b)Securities transactions are recorded on a trade date basis. Interest income, which includes the amortization of premiums and discounts, if any, is recorded on an accrual basis. For financial and tax reporting purposes, realized gains and losses are determined on the basis of specific lot identification.

    c)Net investment income (other than shareholder servicing fees) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

    d)Substantially all of the Fund's net investment income is declared as dividends daily for each class of shares outstanding and paid monthly. Net investment income for dividend purposes consists of the income of the Fund less certain Fund expenses and other expenses directly attributable to such class. Distributions to shareholder's of net realized capital gains, if any, are declared and paid annually for each class of shares.

CALIFORNIA BOND FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
APRIL 30, 1997
--------------------------------------------------------------------------------

    e)The Fund incurred organization expenses in the amount of $47,567. These costs were deferred and are being amortized by the Fund on a straight-line basis over a five-year period from the commencement of operations.

    f)The Fund is treated as a separate entity for federal income tax purposes. The Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute all of its income, including net realized capital gains, if any, within the prescribed time periods. Accordingly, no provision for federal income or excise tax is necessary.

    g)The Fund accounts for and reports distributions to shareholders in accordance with "Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies."

    h)As of April 30, 1997, the Fund incurred and elected to defer post-October losses of $56,998 until the next taxable year.

2. TRANSACTIONS WITH AFFILIATES

    a)The Fund has an Investment Advisory Agreement with Morgan Guaranty Trust Company of New York ("Morgan"). Under the terms of the agreement, the Fund pays Morgan at an annual rate of 0.30% of the Fund's average daily net assets. For the period from December 23, 1996 (commencement of operations) to April 30, 1997 such fees amounted to $10,233.

    b)The Trust, on behalf of the Fund, has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as co-administrator and distributor for the Fund. Under a Co-Administration Agreement between FDI and Trust on behalf of the Fund, FDI provides administrative services necessary for the operations of the Fund, furnishes office space and facilities required for conducting the business of the Fund and pays the compensation of the Fund's officers affiliated with FDI. Under the Co-Administration Agreement, the Fund has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The amount allocable to the Fund is based on the ratio of the Fund's net assets to the aggregate net assets of the Trust and certain other registered investment companies subject to similar agreements with FDI. For the period from December 23, 1996 (commencement of operations) to April 30, 1997, the fee for these services amounted to $68.

    c)The Trust, on behalf of the Fund, has an Administrative Services Agreement (the "Services Agreement") with Morgan under which Morgan is responsible for overseeing certain aspects of the administration and operation of the Fund. Under the Services Agreement, the Fund has agreed to pay Morgan a fee equal to its proportionate share of an annual complex-wide charge. This charge is calculated daily based on the aggregate net assets of the Trust and certain other investment companies for which Morgan provides similar services in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion, less the complex-wide fees payable to FDI. The portion of this charge payable by the Fund is determined by the proportionate share that its net assets bear to the net

CALIFORNIA BOND FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
APRIL 30, 1997
--------------------------------------------------------------------------------
      assets of the Trust and other investment companies provided administrative services by Morgan. For the period from December 23, 1996 (commencement of operations) to April 30, 1997, the fee for these services amounted to $1,332.

      In addition, Morgan has agreed to reimburse the Fund to the extent necessary to maintain the operating expenses at the annual rate of 0.40% of the average daily net assets of the Fund through September 30, 1997. The expense limit combined with the shareholder servicing fees specific to each class results in an aggregate 0.45% and 0.65% expense limit for JPM Institutional Shares and JPM Pierpont Shares, respectively. For the period from December 23, 1996 (commencement of operations) to April 30, 1997, Morgan has agreed to reimburse the Fund $102,848 for expenses that exceeded the respective limits.

    d)The Trust, on behalf of the Fund, has a Shareholder Servicing Agreement with Morgan to provide account administration and personal and account maintenance services to Fund shareholders. The agreement provides for the Fund to pay Morgan a fee for these services which is computed daily and paid monthly at an annual rate of 0.05% and 0.25% for JPM Institutional Shares and JPM Pierpont Shares, respectively. From the period December 23, 1996 (commencement of operations) to April 30, 1997, the fee for these services amounted to $1,543 and $16 for JPM Institutional Shares and JPM Pierpont Shares, respectively.

    e)The Trust, on behalf of the Fund, has a Fund Services Agreement with Pierpont Group, Inc. ("Group") to assist the Trustees in exercising their overall supervisory responsibilities for the Trust's affairs. The Trustees of the Trust represent all the existing shareholders of Group. The Fund's allocated portion of the Group's costs in performing its services amounted to $90 for the period December 23, 1996 (commencement of operations) to April 30, 1997.

    f)An aggregate annual fee of $75,000 is paid to each Trustee for serving as a Trustee of The JPM Pierpont Funds, The JPM Institutional Funds, other registered investment companies in which they invest and the Trust. The Trustees' Fees and Expenses shown in the financial statements represents the Fund's allocated portion of the total fees and expenses. Prior to April 1, 1997, the aggregate annual Trustee fee was $65,000. The Trust's Chairman and Chief Executive Officer also serves as Chairman of Group and receives compensation and employee benefits from Group in his role as Group's Chairman. The allocated portion of such compensation and benefits included in the Fund Services Fee shown in the financial statements was $18.

CALIFORNIA BOND FUND
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
APRIL 30, 1997
--------------------------------------------------------------------------------

3. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in shares of beneficial interest of the Fund were as follows:

    JPM INSTITUTIONAL SHARES

                                                       FOR THE PERIOD
                                                      DECEMBER 23, 1996
                                                      (COMMENCEMENT OF
                                                       OPERATIONS) TO
                                                       APRIL 30, 1997
                                                   -----------------------
                                                    SHARES       AMOUNT
                                                   ---------   -----------
Shares of Beneficial Interest Sold...............  1,531,745   $15,294,184
Reinvestment of Dividends........................      5,423        53,778
Shares of Beneficial Interest Redeemed...........    (45,122)     (447,602)
                                                   ---------   -----------
Net Increase.....................................  1,492,046   $14,900,360
                                                   ---------   -----------
                                                   ---------   -----------

    JPM PIERPONT SHARES

                                                    FOR THE PERIOD
                                                    APRIL 21, 1997
                                                   (COMMENCEMENT OF
                                                    OPERATIONS) TO
                                                    APRIL 30, 1997
                                                   -----------------
                                                   SHARES    AMOUNT
                                                   ------   --------
Shares of Beneficial Interest Sold...............  30,000   $300,000
Reinvestment of Dividends........................      33        334
                                                   ------   --------
Net Increase.....................................  30,033   $300,334
                                                   ------   --------
                                                   ------   --------

From time to time, the Fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

4. INVESTMENT TRANSACTIONS

Investment transactions (excluding short-term investments) for the period December 23, 1996 (commencement of operations) to April 30, 1997 were as follows:

                                                     COST OF      PROCEEDS
                                                    PURCHASES    FROM SALES
                                                   -----------   ----------
Municipal Obligations............................  $15,208,062   $1,844,601
U.S. Government Obligations......................    2,001,016      988,750
                                                   -----------   ----------
                                                   $17,209,078   $2,833,351
                                                   -----------   ----------
                                                   -----------   ----------

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of
California Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of California Bond Fund (one of the funds comprising the JPM Series Trust, hereafter referred to as the "Fund") at April 30, 1997, and the results of its operations, the changes in its net assets and the financial highlights for the period December 23, 1996 (commencement of operations) to April 30, 1997, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at April 30, 1997 by correspondence with the custodian and brokers, provides a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
New York, New York
June 5, 1997

                                                               JPM SERIES TRUST

                                                                      CALIFORNIA
                                                                       BOND FUND












FOR MORE INFORMATION ON THE JPM FAMILY OF FUNDS,                   ANNUAL REPORT
CALL J.P. MORGAN FUNDS SERVICES:                                  APRIL 30, 1997
     INSTITUTIONAL SHARES: (800)766-7722
     PIERPONT SHARES: (800) 521-5411